INVESTMENT MANAGEMENT TRUST AGREEMENT

This Agreement is made effective as of ___________, 2011 by and between RLJ Acquisition, Inc. (the “Company”) and Continental Stock Transfer & Trust Company (the “Trustee”).

WHEREAS, the Company’s registration statement on Form S-1, No. 333-170947 (the “Registration Statement”) and prospectus (the “Prospectus”) for the initial public offering of the Company’s units (the “Units”), which consist of one share of the Company’s common stock, par value $0.001 per share (the “Common Stock”) and one warrant to purchase the Company’s Common Stock (the “Warrants”), (such initial public offering hereinafter referred to as the “Offering”) has been declared effective as of the date hereof (the “Effective Date”) by the Securities and Exchange Commission; and

WHEREAS, the Company has entered into an Underwriting Agreement with Lazard Capital Markets LLC (“Lazard”) as representative of the several underwriters (the “Underwriters”) named therein (the “Underwriting Agreement”); and

WHEREAS, as described in the Registration Statement, $124,375,000 of the gross proceeds of the Offering and sale of the Sponsor Warrants (as defined in the Underwriting Agreement) (or $142,656,250 if the Underwriters’ over-allotment option is exercised in full) will be delivered to the Trustee to be deposited and held in a segregated trust account (the “Trust Account”) for the benefit of the Company and the holders of the Company’s Common Stock underlying the Units issued in the Offering as hereinafter provided (the amount to be delivered to the Trustee will be referred to hereinafter as the “Property,” the stockholders for whose benefit the Trustee shall hold the Property will be referred to as the “Public Stockholders,” and the Public Stockholders and the Company will be referred to together as the “Beneficiaries”); and

WHEREAS, the Company and the Trustee desire to enter into this Agreement to set forth the terms and conditions pursuant to which the Trustee shall hold the Property.

IT IS AGREED:

1.           Agreements and Covenants of Trustee. The Trustee hereby agrees and covenants to:

(a)           Hold the Property in trust for the Beneficiaries in accordance with the terms of this Agreement in Trust Accounts established by the Trustee at J.P. Morgan Chase Bank N.A. and at a brokerage institution selected by the Trustee that is satisfactory to the Company;

(b)           Manage, supervise and administer the Trust Account subject to the terms and conditions set forth herein;

(c)           In a timely manner, upon the written instruction of the Company invest and reinvest the Property in United States government securities within the meaning of Section 2(a)(16) of the Investment Company Act of 1940, as amended, having a maturity of 180 days or less, or in money market funds meeting the conditions of paragraphs (c)(2), (c)(3) and (c)(4) of Rule 2a-7 promulgated under the Investment Company Act of 1940, as amended, as determined by the Company;

(d)           Collect and receive, when due, all interest arising from the Property, which shall become part of the “Property,” as such term is used herein;

(e)           Promptly notify the Company of all communications received by the Trustee with respect to any Property requiring action by the Company;

(f)            Supply any necessary information or documents as may be requested by the Company (or its authorized agents) in connection with the Company’s preparation of the tax returns relating to assets held in the Trust Account;

(g)           Participate in any plan or proceeding for protecting or enforcing any right or interest arising from the Property if, as and when reasonably idemnified and instructed by the Company to do so;

(h)           Render to the Company monthly written statements of the activities of, and amounts in, the Trust Account reflecting all receipts and disbursements of the Trust Account;

(i)            Commence liquidation of the Trust Account only after and promptly after receipt of, and only in accordance with, the terms of a letter (“Termination Letter”), in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B signed on behalf of the Company by its Chief Executive Officer or Chairman of the board of directors (the “Board”) or other authorized officer of the Company listed in the incumbency certificate submitted attached hereto as Exhibit G, and complete the liquidation of the Trust Account and distribute the Property in the Trust Account only as directed in the Termination Letter and the other documents referred to therein. The Trustee understands and agrees that, except as provided in this Section 1(i) and in Section 1(n), disbursements from the Trust Account shall be made only pursuant to the terms of a duly executed Tax Payment Withdrawal Instruction, Tax Refund Instruction, Interest Withdrawal Instruction or Permitted Purchase of Shares Withdrawal Instruction, as set forth in Section 1(j), 1(k), 1(l) or 1(m), respectively, as the case may be; provided, however, that in the event the Trustee receives a Termination Letter in a form substantially similar to Exhibit B hereto, or if the Trustee begins to liquidate the Property because it has received no such Termination Letter by the date that is 21 months from the closing of the offering, or by such other date as may be determined in accordance with the Company’s articles of incorporation, the Trustee shall keep the Trust Account open until the earliest to occur of (i) twelve (12) months following the date the Property has been distributed to the Public Stockholders; (ii) the Trustee’s receipt of a letter in a form substantially similar to Exhibit D hereto; or (iii) a written notice from the Company’s independent registered public accountants stating that the Company will not be receiving any tax refund on its income tax obligation. The provisions of this Section 1(i) may not be modified, amended or deleted under any circumstances;

(j)            Upon written request from the Company, which may be given from time to time in a form substantially similar to that attached hereto as Exhibit C (a “Tax Payment Withdrawal Instruction”), the Trustee shall distribute to the Company the amount requested by the Company to cover any income or franchise tax obligation owed by the Company as a result of assets of the Company or interest or other income earned on the funds held in the Trust Account, which amount shall be paid directly to the Company by electronic funds transfer or other method of prompt payment, and the Company shall forward such payment to the relevant taxing authority; provided, however, that to the extent there is not sufficient cash in the Trust Account to pay such tax obligation, the Trustee shall liquidate such assets held in the Trust Account as shall be designated by the Company in writing to make such distribution; provided further that if the tax to be paid is a franchise tax, the written request by the Company to make such distribution shall be accompanied by a copy of the franchise tax bill from the State of Nevada and a written statement from the principal financial officer of the Company setting forth the actual amount payable. The written request of the Company referenced above shall constitute presumptive evidence that the Company is entitled to said funds, and the Trustee has no responsibility to look beyond said request;

(k)           Upon written request from the Company, which may be given from time to time in a form substantially similar to that attached hereto as Exhibit D (a “Tax Refund Instruction”), the Trustee shall distribute to the Company’s Public Stockholders, less amounts to be disbursed to the Company to cover accrued expenses as set forth in the Tax Refund Instruction, amounts deposited by the Company into the Trust Account that the Company has represented to be tax refund(s) of the Company’s income tax obligations;

(l)            Upon written request from the Company, which may be given from time to time in a form substantially similar to that attached hereto as Exhibit E (an “Interest Withdrawal Instruction”), the Trustee shall distribute to the Company the amount requested by the Company to be used for working capital requirements; provided, however, that the aggregate amount of all such distributions pursuant to this Section 1(l) shall not exceed $2,000,000 in interest income (net of franchise and income taxes payable), in the event the underwriters’ over-allotment option in the Offering is not exercised in full, or $2,300,000 in interest income (net of franchise and income taxes payable), if the underwriters’ over-allotment option in the Offering is exercised in full (or, if the over-allotment option is not exercised in full, but is exercised in part, the amount in interest income (net of franchise and income taxes payable) to be released shall be increased proportionally in relation to the proportion of the over-allotment option which was exercised);

(m)          Upon written request from the Company, which may be given from time to time in a form substantially similar to that attached hereto as Exhibit F (a “Permitted Purchase of Shares Withdrawal Instruction”), the Trustee shall distribute to the Company the amount requested by the Company to be used to purchase up to 3,125,000 shares of the Common Stock, in the event the underwriters’ over-allotment option in the Offering is not exercised in full or up to 3,593,750 shares of the Common Stock in the event the underwriters’ over-allotment option in the Offering is exercised in full, not to exceed the per share amount then held in the Trust Account (or, if the over-allotment option is not exercised in full, but is exercised in part, the number of shares that may be purchased shall be increased proportionally in relation to the proportion of the over-allotment option which was exercised) (such purchase hereinafter referred to as the “Permitted Purchases”); provided, however, that to the extent there is not sufficient cash in the Trust Account to make such distribution the Trustee shall liquidate such assets held in the Trust Account, as shall be designated by the Company in writing to make such distribution; and

(n)           If requested by the Company in connection with the delivery of the Termination Letter, to the extent that there is any interest accrued on the Property held in the Trust Account not required to pay franchise and income taxes, the Trustee shall distribute to the Company an amount of up to $100,000 of such accrued interest (as requested by the Company) to cover such dissolution costs and expenses.

2.           Agreements and Covenants of the Company. The Company hereby agrees and covenants to:

(a)           Give all instructions to the Trustee hereunder in writing, signed by the Company’s Chairman of the Board, President, Chief Executive Officer or Chief Financial Officer. In addition, except with respect to its duties under Sections 1(i) through 1(n) hereof, the Trustee shall be entitled to rely on, and shall be protected in relying on, any verbal or telephonic advice or instruction which it, in good faith and with reasonable care, believes to be given by any one of the persons authorized above to give written instructions, provided that the Company shall promptly confirm such instructions in writing;

(b)           Subject to Section 4 hereof, hold the Trustee harmless and indemnify the Trustee from and against any and all expenses, including reasonable counsel fees and disbursements, or losses suffered by the Trustee in connection with any action taken by it hereunder and in connection with any action, suit or other proceeding brought against the Trustee involving any claim, or in connection with any claim or demand, which in any way arises out of or relates to this Agreement, the services of the Trustee hereunder, or the Property or any interest earned on the Property, except for expenses and losses resulting from the Trustee’s gross negligence, fraud or willful misconduct. Promptly after the receipt by the Trustee of notice of demand or claim or the commencement of any action, suit or proceeding, pursuant to which the Trustee intends to seek indemnification under this Section 2(b), it shall notify the Company in writing of such claim (hereinafter referred to as the “Indemnified Claim”). The Trustee shall have the right to conduct and manage the defense against such Indemnified Claim; provided that the Trustee shall obtain the consent of the Company with respect to the selection of counsel, which consent shall not be unreasonably withheld. The Trustee may not agree to settle any Indemnified Claim without the prior written consent of the Company, which such consent shall not be unreasonably withheld. The Company may participate in such action with its own counsel;

(c)           Pay the Trustee the fees set forth on Schedule A hereto, including an initial acceptance fee, an annual fee and a transaction processing fee for each disbursement made pursuant to Sections 1(j), 1(l), 1(m) and 1(n), and the usual and customary service fees of the Trustee as paying agent (“Paying Agent”) pursuant to Section 1(k) hereof, which fees shall be subject to modification by the parties from time to time. It is expressly understood that the Property shall not be used to pay such fees unless and until it is distributed to the Company pursuant to Sections 1(j) through 1(n) hereof. The Company shall pay the Trustee the initial acceptance fee and the first annual fee at the consummation of the Offering and thereafter on the anniversary of the Effective Date. The Trustee shall refund to the Company the annual fee (on a pro rata basis) with respect to any period after the liquidation of the Trust Account. The Company shall not be responsible for any other fees or charges of the Trustee for the services described herein, except as set forth in this Section 2(c) and as may be provided in Section 2(b) hereof;

(d)           In connection with any vote of the Company’s Public Stockholders regarding a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination involving the Company and one or more businesses (a “Business Combination”), provide to the Trustee an affidavit or certificate of the inspector of elections for the stockholder meeting verifying the vote of the Public Stockholders regarding such Business Combination;

(e)           Provide Lazard with a copy of any Termination Letter(s) and/or any other correspondence that the Company sends to the Trustee with respect to any proposed withdrawal from the Trust Account promptly after it issues the same;

(f)           In the event the Company is entitled to receive a tax refund on its income tax obligation, and promptly after the amount of such refund is determined on a final basis, provide the Trustee with notice in writing (with a copy to Lazard) of the amount of such income tax refund; and

(g)           Instruct the Trustee to make only those distributions that are permitted under this Agreement, and refrain from instructing the Trustee to make any distributions that are not permitted under this Agreement.

3.            Limitations of Liability. The Trustee shall have no responsibility or liability for:

(a)           Taking any action with respect to the Property, other than as directed in Section 1 hereof and the Trustee shall have no liability to any party except for liability arising out of the Trustee’s gross negligence, fraud or willful misconduct;

(b)           Instituting any proceeding for the collection of any principal and income arising from, or institute, appear in or defend any proceeding of any kind with respect to, any of the Property unless and until it shall have received instructions from the Company given as provided herein to do so and the Company shall have advanced or guaranteed to it funds sufficient to pay any expenses incident thereto;

(c)           Refunding any depreciation in principal of any Property;

(d)           Assuming that the authority of any person designated by the Company to give instructions hereunder shall not be continuing unless provided otherwise in such designation, or unless the Company shall have delivered a written revocation of such authority to the Trustee;

(e)           Any action taken or omitted by it, or any action suffered by it to be taken or omitted, in good faith and in the Trustee’s best judgment, except for the Trustee’s gross negligence, fraud or willful misconduct whether to the other parties hereto or anyone else. The Trustee may rely conclusively and shall be protected in acting upon any order, notice, demand, certificate, opinion or advice of counsel (including counsel chosen by the Trustee, which counsel may be Company’s counsel), statement, instrument, report or other paper or document (not only as to its due execution and the validity and effectiveness of its provisions, but also as to the truth and acceptability of any information therein contained) to which the Trustee believes, in good faith and with reasonable care, to be genuine and to be signed or presented by the proper person or persons. The Trustee shall not be bound by any notice or demand, or any waiver, modification, termination or rescission of this Agreement or any of the terms hereof, unless evidenced by a written instrument delivered to the Trustee, signed by the proper party or parties and, if the duties or rights of the Trustee are affected, unless it shall give its prior written consent thereto;

(f)            Verifying the accuracy of the information contained in the Registration Statement;

(g)           Providing any assurance on any Business Combination entered into by the Company or any other action taken by the Company as contemplated by the Registration Statement;

(h)           Filing information returns on behalf of the Trust Account with any local, state or federal taxing authority or providing periodic written statements to the Company documenting the taxes payable by the Company, if any, relating to any interest income earned on the Property;

(i)            Preparing, executing and filing tax reports, income or other tax returns and paying any taxes with respect to any income earned by, and activities relating to, the Trust Account, regardless of whether such tax is payable by the Trust Account or the Company, including, but not limited to, income tax obligations (it being expressly understood that, as set forth in Section 1(j) hereof, if there is any income tax obligation relating to the income of the Property in the Trust Account, then, only at the written instruction of the Company, the Trustee shall make funds available in cash from the Property in the Trust Account in an amount specified by the Company as owing to the applicable taxing authority), which amount shall be paid directly to the Company by electronic funds transfer or other method of prompt payment, and the Company shall forward such payment to the appropriate taxing authority; and

(j)            Verifying calculations, qualifying or otherwise approving the Company’s written requests for distributions pursuant to Sections 1(j) through 1(n) hereof.

4.           Trust Account Waiver. The Trustee has no right of set-off or any right, title, interest or claim of any kind (“Claim”) to, or to any monies in, the Trust Account, and hereby irrevocably waives any Claim to, or to any monies in, the Trust Account that it may have in the future. In the event the Trustee has any Claim against the Company under this Agreement, including, without limitation, under Section 2(b) hereof, the Trustee shall pursue such Claim solely against the Company and not against the Property or any monies in the Trust Account.

5.           Termination. This Agreement shall terminate as follows:

(a)           If the Trustee gives written notice to the Company that it desires to resign under this Agreement, the Company shall use its reasonable efforts to locate a successor trustee. At such time that the Company notifies the Trustee that a successor trustee has been appointed by the Company and has agreed to become subject to the terms of this Agreement, the Trustee shall transfer the management of the Trust Account to the successor trustee, including but not limited to the transfer of copies of the reports and statements relating to the Trust Account, whereupon this Agreement shall terminate; provided, however, that in the event that the Company does not locate a successor trustee within ninety (90) days of receipt of the resignation notice from the Trustee, the Trustee may submit an application to have the Property deposited with any court in the State of New York or with the United States District Court for the Southern District of New York and upon such deposit, the Trustee shall be immune from any liability whatsoever; or

(b)           At such time that the Trustee has completed the liquidation of the Trust Account and its obligations in accordance with the provisions of Section 1(i) hereof (which section may not be amended under any circumstances) and distributed the Property in accordance with the provisions of the Termination Letter, thereafter this Agreement shall terminate except with respect to Section 2(b).

6.           Miscellaneous.

(a)           The Company and the Trustee each acknowledge that the Trustee will follow the security procedures set forth below with respect to funds transferred from the Trust Account. The Company and the Trustee will each restrict access to confidential information relating to such security procedures to authorized persons. Each party must notify the other party immediately if it has reason to believe unauthorized persons may have obtained access to such confidential information, or of any change in its authorized personnel. In executing funds transfers, the Trustee shall rely upon all information supplied to it by the Company, including, account names, account numbers, and all other identifying information relating to a Beneficiary, Beneficiary’s bank or intermediary bank. Except for any liability arising out of the Trustee’s gross negligence, fraud or willful misconduct, the Trustee shall not be liable for any loss, liability or expense resulting from any error in the information or transmission of the funds.

(b)           This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction. It may be executed in several original or facsimile counterparts, each one of which shall constitute an original, and together shall constitute but one instrument.

(c)           This Agreement contains the entire agreement and understanding of the parties hereto with respect to the subject matter hereof. Except for Section 1(i) hereof (which section may not be amended under any circumstances), this Agreement or any provision hereof may only be changed, amended or modified (other than to correct a typographical error) by a writing signed by each of the parties hereto. AS TO ANY CLAIM, CROSS-CLAIM OR COUNTERCLAIM IN ANY WAY RELATING TO THIS AGREEMENT, EACH PARTY WAIVES THE RIGHT TO TRIAL BY JURY.

(d)           This Agreement or any provision hereof may only be changed, amended or modified pursuant to Section 6(c) hereof with the Consent of the Public Stockholders; provided, however, that no such change, amendment or modification may be made to Section 1(i) hereof (which section may not be amended under any circumstances), it being the specific intention of the parties hereto that each Public Stockholder is, and shall be, a third party beneficiary of this Section 6(d) with the same right and power to enforce this Section 6(d) as either of the parties hereto. For purposes of this Section 6(d), the “Consent of the Public Stockholders” means receipt by the Trustee of a certificate from the inspector of elections of the stockholder meeting certifying that either (a) the Public Stockholders of record as of a record date established in accordance with Section 78.350 of the Nevada Revised Statutes, as amended, who hold sixty-five percent (65%) or more of all then outstanding shares of the Common Stock, have voted in favor of such change, amendment or modification, or (b) the Public Stockholders of record as of the record date who hold sixty-five percent (65%) or more of all then outstanding shares of the Common Stock, have delivered to such entity a signed writing approving such change, amendment or modification. Except for any liability arising out of the Trustee’s gross negligence, fraud or willful misconduct, the Trustee may rely conclusively on the certification from the inspector or elections referenced above and shall be relieved of all liability to any party for executing the proposes amendment in reliance thereon. It is acknowledged and agreed by the parties hereto that the Trustee may request and, if so, be provided with an opinion of counsel (which counsel may be Company counsel), before approving any changes, amendments or modifications to this Agreement.

(e)           The parties hereto consent to the jurisdiction and venue of any state or federal court located in the City of New York, State of New York, for purposes of resolving any disputes hereunder.

(f)           Any notice, consent or request to be given in connection with any of the terms or provisions of this Agreement shall be in writing and shall be sent by express mail or similar private courier service, by certified mail (return receipt requested), by hand delivery or by facsimile transmission:

if to the Trustee, to:

Continental Stock Transfer & Trust Company
17 Battery Place
New York, New York 10004
Attn:	Steven Nelson, President, and Frank Di Paolo, Chief Financial Officer
Fax No.: (212) 616-7620

if to the Company, to:
RLJ Acquisition, Inc.
3 Bethesda Metro Center, Suite 1100
Bethesda, Maryland 20814
Attn: H. Van Sinclair
Fax No.: (301) 280-7798

in either case with a copy to:

Lazard Capital Markets LLC
30 Rockefeller Plaza
New York, New York 10020
Attn:
Fax No.:

and

Greenberg Traurig, LLP
MetLife Building
200 Park Avenue
New York, New York 10166
Attn: Alan Annex
Fax No.: (212) 805-9323

and

Skadden, Arps, Slate, Meagher & Flom LLP
525 University Avenue
Palo Alto, California 94301
Attn: Thomas J. Ivey
Fax No.: (650) 798-6549

(g) Each of the Trustee and the Company hereby represents that it has the full right and power and has been duly authorized to enter into this Agreement and to perform its respective obligations as contemplated hereunder. The Trustee acknowledges and agrees that it shall not make any claims or proceed against the Trust Account, including by way of set-off, and shall not be entitled to any funds in the Trust Account under any circumstance.

(h) Each of the Company and the Trustee hereby acknowledge that the Public Stockholders, solely for purposes of Sections 6(c) and 6(d) hereof, are third party beneficiaries of this Agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have duly executed this Investment Management Trust Agreement as of the date first written above.

Continental Stock Transfer & Trust Company, as Trustee

By:
Name:
Title:

RLJ Acquisition, Inc.

By:
Name:
Title:

[Signature Page to Investment Management Trust Agreement]

SCHEDULE A

	Time and method of
Fee Item	payment	Amount
Documentation review, establishment of bank and investment accounts.	Initial closing of Offering by wire transfer.	$3,000.00

Annual fee.	First year, initial closing of Offering by wire transfer; thereafter on the anniversary of the effective date of the Offering by wire transfer or check.	$10,000.00

Transaction processing fee for disbursements to Company under Sections 1(j), 1(l) and 1(m).	Deduction by Trustee from accumulated income following disbursement made to Company under Section 2.	$250.00

Paying Agent services for distributions made to shareholders pursuant to Section 1(k).	Liquidation of the Trust Account pursuant to Section 1(i) and distribution of income tax refunds, as directed by the Company pursuant Section 1(k) and letter instruction in the form of Exhibit D.	Usual and customary service fees from time to time applicable to Paying Agent services of Trustee.

EXHIBIT A

[Letterhead of Company]

[Insert date]

Continental Stock Transfer
& Trust Company
17 Battery Place
New York, New York 10004
Attn:	Steven Nelson, President, and Frank Di Paolo, Chief Financial Officer

Re:     Trust Account No.     Termination Letter

Gentlemen:

Pursuant to Section 1(i) of the Investment Management Trust Agreement between RLJ Acquisition, Inc. (“Company”) and Continental Stock Transfer & Trust Company (“Trustee”), dated as of _______________, 2011 (“Trust Agreement”), this is to advise you that the Company has entered into an agreement (“Business Agreement”) with _______________ (“Target Business”) to consummate a business combination with Target Business (“Business Combination”) on or about [insert date]. The Company shall notify you at least forty-eight (48) hours in advance of the actual date of the consummation of the Business Combination (“Consummation Date”). Capitalized terms used but not defined herein shall have the meanings set forth in the Trust Agreement.

In accordance with the terms of the Trust Agreement, we hereby authorize you to commence to liquidate all of the assets of the Trust Account on [insert date] , and to transfer the proceeds into the trust checking account at J.P. Morgan Chase Bank to the effect that, on the Consummation Date, all of funds held in the Trust Account will be immediately available for transfer to the account or accounts that the Company shall direct on the Consummation Date. It is acknowledged and agreed that while the funds are on deposit in the trust checking account at J.P. Morgan Chase Bank awaiting distribution, the Company will not earn any interest or dividends.

On the Consummation Date (i) counsel for the Company shall deliver to you written notification that the Business Combination has been consummated (the “Notification”) and (ii) the Company shall deliver to you a written instruction signed by the Company and Lazard Capital Markets LLC with respect to the transfer of the funds held in the Trust Account (“Instruction Letter”). You are hereby directed and authorized to transfer the funds held in the Trust Account immediately upon your receipt of the Notification and the Instruction Letter, in accordance with the terms of the Instruction Letter. In the event that certain deposits held in the Trust Account may not be liquidated by the Consummation Date without penalty, you will notify the Company in writing of the same and the Company shall direct you as to whether such funds should remain in the Trust Account and be distributed after the Consummation Date to the Company. Upon the distribution of all the funds, net of any payments necessary for reasonable unreimbursed expenses related to liquidating the Trust Account, your obligations under the Trust Agreement shall be terminated.

In the event that the Business Combination is not consummated on the Consummation Date described in the notice thereof and we have not notified you on or before the original Consummation Date of a new Consummation Date, then upon receipt by the Trustee of written instructions from the Company, the funds held in the Trust Account shall be reinvested as provided in Section 1(c) of the Trust Agreement on the business day immediately following the Consummation Date as set forth in the notice as soon thereafter as possible.

Very truly yours,

RLJ Acquisition, Inc.

By:
Name:
Title:

cc: Lazard Capital Markets LLC

EXHIBIT B

[Letterhead of Company]

[Insert date]

Continental Stock Transfer
& Trust Company
17 Battery Place
New York, New York 10004
Attn:

Re:  Trust Account No.      Termination Letter

Gentlemen:

Pursuant to Section 1(i) of the Investment Management Trust Agreement between RLJ Acquisition, Inc. (“Company”) and Continental Stock Transfer & Trust Company (“Trustee”), dated as of __________, 2011 (“Trust Agreement”), this is to advise you that the Company has been unable to effect a business combination with a Target Company (“Business Combination”) within the time frame specified in the Company’s articles of incorporation, as described in the Company’s Prospectus relating to the Offering. Capitalized terms used but not defined herein shall have the meanings set forth in the Trust Agreement.

In accordance with the terms of the Trust Agreement, [to the extent that there is any interest accrued on the Property held in the Trust Account as of the date hereof that is not required to pay franchise and income taxes, the Company hereby request the release of [$_________] of such accrued interest to pay the costs and expenses associated with implementing its plan of dissolution. In accordance with the terms of the Trust Agreement, you are hereby directed to transfer (via wire transfer) such funds promptly upon your receipt of this letter to the Company’s operating account at: [WIRE INSTRUCTION INFORMATION].

[In addition, following such distribution,]1 we hereby authorize you to liquidate all of the assets in the Trust Account on ___________ 20___and to transfer the total proceeds into the trust checking account at [•] to await distribution to the remaining Public Stockholders. The Company has selected the date that is [21/27] months from the closing of the Offering as the record date for the purpose of determining the remaining Public Stockholders entitled to receive their share of the liquidation proceeds. You agree to be the Paying Agent of record and, in your separate capacity as Paying Agent, agree to distribute said funds directly to the Company’s remaining stockholders in accordance with the terms of the Trust Agreement and the articles of incorporation of the Company. Upon the distribution of all the funds, net of any payments necessary for reasonable unreimbursed expenses related to liquidating the Trust Account, your obligations under the Trust Agreement shall be terminated, except to the extent otherwise provided in Section 1(k) of the Trust Agreement.

Very truly yours,

RLJ Acquisition, Inc.

By:
Name:
Title:

[1]	Include if the Company does not have sufficient funds to cover the costs and expenses associated with implementing its plan of dissolution and specify the amount requested (not to exceed $100,000).

cc: Lazard Capital Markets LLC

EXHIBIT C

[Letterhead of Company]

[Insert date]

Continental Stock Transfer
& Trust Company
17 Battery Place
New York, New York 10004
Attn:	Cynthia Jordan, Accounting Department

Re:  Trust Account No.

Gentlemen:

Pursuant to Section 1(j) of the Investment Management Trust Agreement between RLJ Acquisition, Inc. (“Company”) and Continental Stock Transfer & Trust Company (“Trustee”), dated as of __________________, 2011 (“Trust Agreement”), the Company hereby requests that you deliver to the Company $__________________ of the interest income earned on the Property as of the date hereof. Capitalized terms used but not defined herein shall have the meanings set forth in the Trust Agreement.

The Company needs such funds to pay for the tax obligations as set forth on the attached tax return or tax statement. In accordance with the terms of the Trust Agreement, you are hereby directed and authorized to transfer (via wire transfer) such funds promptly upon your receipt of this letter to the Company’s operating account at: [WIRE INSTRUCTION INFORMATION]

Very truly yours,

RLJ Acquisition, Inc.

By:
Name:
Title:
cc: Lazard Capital Markets LLC

EXHIBIT D

[Letterhead of Company]

[Insert date]

Continental Stock Transfer
& Trust Company
17 Battery Place
New York, New York 10004
Attn:	Cynthia Jordan, Accounting Department
Mark Zimkind, Paying Agent Services

Re:  Trust Account No.

Gentlemen:

Pursuant to Section 1(k) of the Investment Management Trust Agreement between RLJ Acquisition, Inc. (“Company”) and Continental Stock Transfer & Trust Company (“Trustee”), dated as of __________________, 2011 (“Trust Agreement”), this is to advise you that the Company will be receiving a refund in the amount of $__________________ representing a portion of the taxes it paid to satisfy its income tax obligation. Capitalized terms used but not defined herein shall have the meanings set forth in the Trust Agreement.

In accordance with the terms of the Trust Agreement, we hereby authorize you to deposit the proceeds of such tax refund into the Trust Account, and to transfer the total proceeds to the trust checking account at J.P. Morgan Chase Bank for immediate distribution, less amounts for accrued expenses of the Company as set forth below, to the Company’s remaining Public Stockholders of record as of the date on which the Company redeemed the shares of common stock sold in the Offering; provided, that $_____________ shall instead be disbursed to the Company to cover accrued expenses. You agree to be the Paying Agent of record and, in your separate capacity as Paying Agent, agree to distribute said funds directly to the remaining Public Stockholders in accordance with the terms of the Trust Agreement and the articles of incorporation of the Company. Upon the distribution of all the funds, net of any payments for reasonable unreimbursed expenses related to liquidating the Trust Account, your obligations under the Trust Agreement shall be terminated: [WIRE INSTRUCTION INFORMATION]

Very truly yours,

RLJ Acquisition, Inc.

By:
Name:
Title:
cc: Lazard Capital Markets LLC

EXHIBIT E

[Letterhead of Company]

[Insert date]
Continental Stock Transfer
& Trust Company
17 Battery Place
New York, New York 10004
Attn:	Cynthia Jordan, Accounting Department

Re:  Trust Account No.

Gentlemen:

Pursuant to Section 1(l) of the Investment Management Trust Agreement between RLJ Acquisition, Inc. (“Company”) and Continental Stock Transfer & Trust Company (“Trustee”), dated as of  __________________, 2011 (“Trust Agreement”), this is to advise you that the Company hereby requests that you deliver to the Company $__________________ of the interest, net of franchise and income taxes payable, earned on the Property as of the date hereof, which does not exceed, in the aggregate with all such prior disbursements pursuant to Section 1(l), if any, the maximum amount set forth in Section 1(l).

The Company needs such funds to cover working capital requirements. In accordance with the terms of the Trust Agreement, you are hereby directed and authorized to transfer (via wire transfer) such funds promptly upon your receipt of this letter to the Company’s operating account at: [WIRE INSTRUCTION INFORMATION].

Very truly yours,

RLJ Acquisition, Inc.

By:
Name:
Title:
cc: Lazard Capital Markets LLC

EXHIBIT F

[Letterhead of Company]

[Insert date]

Continental Stock Transfer
& Trust Company
17 Battery Place
New York, New York 10004
Attn:	Les DeLuca, Account Administration Cynthia Jordan, Accounting Department

Re:  Trust Account No.

Gentlemen:

Pursuant to Section 1(m) of the Investment Management Trust Agreement between RLJ Acquisition, Inc. (“Company”) and Continental Stock Transfer & Trust Company (“Trustee”), dated as of  _____, 2011 (“Trust Agreement”), this is to advise you that the Company hereby requests that you deliver to the Company $____ to fund the Permitted Purchases (as defined in the Trust Agreement).

In accordance with the terms of the Trust Agreement, you are hereby directed and authorized to transfer (via wire transfer) such funds promptly upon your receipt of this letter to the Company’s operating account at:

[WIRE INSTRUCTION INFORMATION]

Very truly yours,

RLJ Acquisition, Inc.

By:
Name:
Title:

cc:	Lazard Capital Markets LLC

EXHIBIT G

Incumbency Certificate

I,                 , Secretary of                           (the "Company"), a corporation duly organized and existing under the Laws of                      , hereby certify that the following is a true and correct copy of resolutions duly passed by the Board of Directors of said Company at meetings regularly and duly held, at which quorums were present; that said resolutions are still in force; and that no action has been taken in any way to nullify the effect of same:

RESOLVED, that each of the following officers of the Company:  is authorized to execute and endorse, for and on behalf of the Company, all agreements, instructions, negotiable instruments, guarantees, drafts and other obligations of the Company.

I further certify that the following persons holds in this Company the positions and signing authority granted either by the above resolution or by the designation of the President and that the signature appearing alongside their  name is a specimen of  his/her  true signature:

TITLE	NAME	SPECIMEN SIGNATURE

IN WITNESS WHEREOF, I have hereunto set my hand and affixed the seal of said Company on the       day of       , 2011.

[ ] Secretary

(     SEAL    )